FIRST AMENDMENT TO THE MASTER DISPOSITION AND DEVELOPMENT AGREEMENT

         This First Amendment to Master Disposition and Development Agreement ("First Amendment") is entered into as of this 18th day of April, 2000, by and among the South Tahoe Redevelopment Agency, a public body, corporate and politic ("Agency"), the City of South Lake Tahoe, a municipal corporation ("City") and American Skiing Company Resort Properties, Inc., a Maine corporation ("ASCRP"), Heavenly Valley, LLC, a Nevada limited liability company ("Heavenly Valley"), Trans-Sierra Investments, a Nevada Corporation ("TSI"), and Cecil's Market, Inc., a California corporation ("Cecil's Market"), (collectively, ASCRP, Heavenly Resort Properties, Heavenly Valley, TSI and Cecil's Market, Inc. shall be referred to as the "Developers"). This First Amendment amends that Master Disposition and Development Agreement executed on October 28, 1999 (the "Agreement").

                                    RECITALS

         A. The Agency, the City and the Developers entered into the Master Disposition and Development Agreement on October 28,1999. The Agreement provides for the development of an approximately 17 acres parcel located in the South Lake Tahoe Redevelopment Project No. 1 with a Gondola, Hotel Resort, and retail uses.

         B. The parties to the Agreement now desire to amend the Agreement in accordance with the terms of this First Amendment.

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein, the Agency and the Developers hereby agree as follows:

         1. Letter of Credit. Section 2.01(b)(3) of the Agreement is hereby amended in its entirety to read as follows:

            (3) The existing letter of credit posted by American Skiing Company which currently expires on May 1, 2000, must be extended or replaced with a new letter of credit which expires no earlier than July 10. 2000. In addition,
Heavenly Resort Properties must deliver to the Agency fully executed construction contracts for the Grand Summit Hotel on or before April 28, 2000. IF neither of these conditions is not met, Agency shall draw upon the existing letter of credit to pay costs associated with the acquisition of the Phase 1 Development Site.

                The extended letter of credit shall provide that the Agency may draw upon the letter of credit to pay costs associated with the acquisition of the Phase 1 Development Site in the event Heavenly Resort Properties fails to deliver to the Agency a Final Public Report from the Department of Real Estate, evidence of irrevocable financing as further described in Section 8.01 (a) below, and payment and performance bonds for the construction of the Grand Summit Hotel on or before June 30, 2000. In the event the Agency draws on the letter of credit because Heavenly Resort Properties fails to deliver a Final Public Report from the Department of Real Estate, evidence of irrevocable financing as further described in Section 8.01(a) below, or payment and performance bonds for the construction of the Grand Summit Hotel on or before June 30, 2000, but Heavenly Resort Properties delivers a Final Public Report from the Department of Real Estate, evidence of irrevocable financing as further described in Section 8.01(a) below, and payment and performance bonds for the construction of the Grand Summit Hotel on or before September 15, 2000, the Agency shall reimburse Heavenly Resort Properties, or the party posting the letter of credit, the amount drawn down on the letter of credit at the time that Heavenly Resort Properties does not deliver a Final Public Report from the Department of Real Estate, evidence of irrevocable financing as further described in Section 8.01(a) below, and payment performance bonds for the construction of the Grand Summit Hotel on or before September 15, 2000, the Agency shall have no obligation to repay any funds drawn on the letter of credit to the party posting the letter of credit and this Agreement shall terminate with rspect to Heavenly Resort Properties pursuant to Section 12.05 and 12.06 and the Agency shall be entitled to any remedies pursuant to Sections 12.05 and 12.06.


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                In  the event Heavenly Resort Properties delivers a Final Public
Report from the Department of Real Estate, evidence of irrevocable financing as further described in Section 8.01(a) below, and payment and performance bonds for the construction of the Grand Summit Hotel on or before June 30, 2000, then at the same time of such delivery, the amount of the letter of credit may be reduced to Three Hundred Thousand Dollars ($300,000) or a separate letter of credit can be posted as security for Phase 2 construction. The $300,000 letter of credit may be drawn upon by the agency to pay Development Site acquisition costs, maintenance and holding costs associated with the Agency's ownership of the Phase 2 Development Site, lost tax revenues to the City and the Agency resulting from the removal from the Development Site of the improvements currently on the Development Site and the payment of interest on the BANS in the event ASCRP fails to perform any conditions of this Agreement. The letter of credit may be released completely at such times as performance and payment bonds are posted for the full amount of the construction contract for Phase 2.

         2. Phase 2 Acquisitions. Section 3.01(e) is amended in its entirety to read as follows:

                Phase 2  Acquisitions.    The  agency   shall   not   begin  the
acquisition of the Phase 2 Development Site until such time as ASCRP has provided the Agency with a notice in writing of its intent to construct Phase 2; provided however, the Agency may proceed with the acquisition of the property occupied by the Red Carpet Inn immediately upon execution of this First Amendment. ASCRP must give a notice of intent to construct Phase 2 no later than September 1, 2001; provided, however, if ASCRP desires to begin construction of Phase 2 during the year 2001 building season, ASCRP must give the agency a notice of intent to build on or before September 1, 2001, the Agency may terminate this Agreement pursuant to Section 12.05 and exercise any remedies the Agency may have pursuant to Article 12, unless on or before September 1, 2001, ASCRP delivers to the Agency a letter of credit meeting all of the requirements set forth in Section 2.01 (b)(1) and (2) in the amount of One Million Six Hundred Sixty-Three Thousand Dollars ($1,663,000). The letter of credit may be drawn on by the Agency to cover costs associated with Phase 2 Site Acquisition at any time after the Letter of Credit is posted.

         3. Demolition. Section 5.01(d) is hereby amended in its entirety to read as follows:

                Demolition of Existing Improvements. The Agency shall have demolished and removed any improvements, structures or debris currently located in Phase 1 Development Site and shall have placed the property in a condition to begin construction; provided, however, prior to demolition of the portion of the Lake Tahoe Inn in the Phase 1 Development Site, ASCRP shall have granted the Agency a right of entry to the Lake Tahoe Inn, including the right to demolish the improvements located on the Phase 1 Development Site, provided further, the Agency and the Developers agree that the Agency shall not demolish the building housing Bandana's Pizza prior to the Closing. In the event the Agency is unable to deliver the Phase 1 Development Site to Heavenly Valley, Heavenly Resort Properties and TSI in the time set forth in the Schedule of Performance as a result of delays related to the demolition of improvements on the Phase 1 Development Site, the Agency shall pay to the Developers any costs associated with such a delay, including costs related to maintaining the Letter of Credit required pursuant to Section 2.01(b) and costs associated with keeping the construction contract in effect.

                At the close of escrow, the Agency and Heavenly Valley L.P. shall enter into a lease whereby the Agency will lease from Heavenly Valley the portion of the property upon which the Bandanas Pizza restaurant building is located ("Bandanas Pizza Site"). The lease shall provide that the Agency will rent the Bandanas Pizza Site free of charge until such time as Heavenly Valley provides the Agency with a thirty day notice to vacate, which notice shall not be given before September 1, 2000. If the Agency subleases the property, Agency shall indemnify and hold Heavenly Valley harmless from any and all liability arising therefrom and shall take all steps necessary to terminate any tenancies in a timely fashion. Upon vacation of the Bandanas Pizza Site by the Agency, the Agency shall be responsible for the demolition of the Bandanas Pizza building within sixty (60) days of receipt of a written notice from Heavenly Valley that the building is ready for demolition.


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         4.     Conditions Precedent to Transfer of Phase 1 Development  Site to
Developers. Subsections (e) and (I) of section 5.01 are hereby deleted in their entirety.

         5. Construction of Public Improvements. Section 5.01(f) is hereby amended in its entirety to read as follows:

                Contracts for Public Improvements. The Agency shall have taken all steps necessary to award contracts for the realignment of Park Avenue, the relocation of utilities located under Park Avenue and Van Sickle, and the construction of a right turn lane on U.S. Highway50 between Pioneer Trail and Park Avenue.

         6. Evidence of Financing. Section 6.01(e) is hereby amended in its to read as follows:

                (e) Evidence of Financing. Heavenly Valley and TSI have provided the Agency with evidence satisfactory to the Agency in its Reasonable Discretion of a binding construction loan or other financing commitment for the Gondola and the Ice Rink in an amount sufficient to construct the Gondola and the Ice Rink in accordance with the Financing Plan. In addition, Heavenly Valley shall provide the Agency with evidence satisfactory to the Agency in its Reasonable Discretion that the terms of the agreement for the purchase of Gondola equipment have been fully met and the purchase agreement is still in full force and effect.

         7. Developers' Conditions Precedent to Transfer of Development Site. Subsection (g) of Section 6.01 is deleted in its entirety.

         8.     Performance  and  Payment  Bonds.   Section  6.01(k)  is  hereby
amended to delete all references to Heavenly Resort Properties.

         9. Section 8.01 through 8.18 are renumbered as 8.02 through 8.19 consecutively and a new Section 8.01 is added in its entirety below:

                8.01 Commencement of Construction. No construction shall commence on the Grand Summit Hotel or the Grand Summit Annex and no liens shall be placed on Lots 5, 8, and 9 of the Phase 1 Development Site until the following three conditions have been met by Heavenly Resort Properties:

                      (a) Evidence of Financing. Heavenly Resort Properties shall have provided the Agency with evidence satisfactory to the Agency in its Reasonable Discretion of a binding construction loan or other financing commitments for the Grand Summit Hotel and the Grand Summit Annex in an amount sufficient to construct the Grand Summit Hotel and the Grand Summit Annex in accordance with the Financing Plan.

                      (b) Department of Real Estate Approval. Heavenly Resort Properties shall provide the Agency with evidence of receipt of a Final Public Report from the California Department of Real Estate.

                      (c) Performance and Payment Bonds. Heavenly Resort Properties shall deliver to the Agency performance and payment bonds in form and substance reasonably satisfactory to the Agency in the full amount of the construction contract. The performance and payment shall name the Agency as the co-obligee.

                      Said bonds should be issued by an insurance company which is licensed to do business in California and named in the current list of "Surety Companies Acceptable on Federal Bonds" as published in the Federal Register by the Audit Staff Bureau of Accounts, U.S. Treasury Department and for amounts which are not in excess of the acceptable amount set forth on such list for the respective surety. The insurance company shall have a rating equivalent to a Best rating of A of FSC rating of 9.

         10. Commencement of Construction. The first sentence of Section 8.01, now renumbered as 8.02, is amended in its entirety to read as follows:



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                8.02  Commencement of Construction.   Heavenly  Valley  L.P. and
TSI shall commence or cause to be commenced construction of Phase 1 of the Project within thirty (30) days of close of escrow for their respective portions of the Phase 1 Development Site, and Heavenly Resort Properties shall commence or cause to be commenced construction of the Grand Summit Hotel and the Grand Summit Annex within 30 days of satisfying the conditions precedent to the commencement of construction in Section 8.01(a), (b) and (c) above; provided, however, if Escrow for the Phase 1 Development Site does not close prior to July 1, 2000, as a result of delays that are not within the control of the Developers, the Developers may delay commencement of construction until the year 2001 building season without being in default of this Agreement.

         11. Use of Paul Kennedy Steakhouse Site. Section 8.16, now renumbered as 8.17, is amended in its entirety to read as follows:

               Use of Paul Kennedy Steakhouse Site. During construction of Phase 1, Cecil's Market, Inc., shall be entitled to use the Paul Kennedy Steakhouse Site for retail use. Cecil's Market Inc. may also lease out the Paul Kennedy Steakhouse Site as long as the Agency approves the lease and the lease contains provisions acceptable to the Agency such that the lease does not create any new obligations to the Agency regarding relocation or loss of goodwill upon the Agency acquisition of the Paul Kennedy Steakhouse Site.

         12. Construction Manager. A new paragraph is hereby added at the end of Section 9.01 to read as follows:

               In the event there will be multiple contracts working simultaneously at or near the Phase 1 Development Site, the Agency shall enter into a contract with a construction manager acceptable to both the Developer and the Agency which provides for the construction manager to coordinate construction of the Public Improvements with the construction of the Development.

         13. Mello-Roos District. Section 9.05(a) is amended in its entirety to read as follows:

               (a) No later than March 1, 2001, Agency shall cause to be formed, and the Developers will facilitate the formation of, a community facilities district pursuant to the Mello-Roos Community Facilities Act (California Government Code Section 5334 and following) (the "Mello-Roos District") to encompass the Phase 1 Property which will levy a Mello-Roos Special Tax in accordance with this Section 9.05.

               The first sentence of Section 9.05(f) is amended in its entirety to read as follows:

               (f) The Mello-Roos Bonds shall be issued no later than April 1, 2001 provided the following conditions are met:

         14. Exhibits. Exhibit G, the Schedule of Performance, is hereby replaced in its entirety with the Schedule of Performance attached hereto and incorporated herein.

         15. Effect of Amendment. This amendment shall be effective as of the effective date of the Agreement. Unless otherwise amended herein, all provisions of this Agreement shall continue in full force and effect. In the event of a conflict between this First Amendment and the Agreement, this First Amendment shall control. All defined terms not otherwise defined herein shall have the meaning given in this agreement.

         AS OF THE DATE FIRST WRITTEN ABOVE, the Parties evidence their agreement to the terms of this Agreement by signing below:


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Approved As To Form:                        AGENCY:

By:___________________                      SOUTH TAHOE REDEVELOPMENT AGENCY,
     Agency Counsel                         a public body, corporate and politic

                                            By:/s/Hal Cole
                                               ---------------------------------
                                            Its:________________________________

                                            Dated:______________________________


Approved As To Form:                        CITY:

By:____________________                     CITY OF SOUTH LAKE TAHOE,
     City Attorney                          a municipal corporation

                                            By:/s/Tom Davis
                                               ---------------------------------
                                            Its:________________________________

                                            Dated:______________________________



Approved As To Form:                        DEVELOPER:

By:/s/Lewis Feldman                         AMERICAN SKIING COMPANY RESORT
   --------------------                     PROPERTIES, a Maine corporation
      Lewis Feldman
      Attorney for Devlopers
                                            By:/s/Stan Hansen
                                               ---------------------------------
                                            Its:  Senior Vice President Western
                                                  Region
                                            Dated:4/26/2000


                                            HEAVENLY RESORT PROPERTIES, LLC,
                                            a Nevada limited liability company

                                            By:/s/Stan Hansen
                                               ---------------------------------
                                            Its:  Senior Vice President Western
                                                  Region
                                            Dated:4/26/2000


                                            HEAVENLY VALLEY,Limited Partnership,
                                            a Nevada limited Partnership

                                            By:/s/Dennis J. Harmon
                                               ---------------------------------
                                            Its:  President

                                            Dated:4/26/00


                                            TRANS-SIERRA INVESTMENTS,
                                            a Nevada corporation

                                            By:/s/Gary B. Casteel
                                               ---------------------------------
                                            Its:  President

                                            Dated:April 26,00


                                            CECIL'S MARKET, INC.,
                                            a California corporation

                                            By:/s/John Jovicich
                                               ---------------------------------
                                            Its:  President

                                            Dated:4/26/00